PROSPECTUS SUPPLEMENT -- January 15, 2003*

AXP(R) Cash Management Fund (Sept. 27, 2002) S-6320-99 Y

The "Fees and Expenses" section is revised to indicate:

From time to time, AEFC and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield. This expense limitation policy may be revised or terminated at any time without notice.



S-6320-4 A (1/03)

*Valid until next prospectus update
Destroy Sept. 29, 2003